UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  December 28, 2004
(Date of earliest event reported)



              Credit Suisse First Boston Mortgage Securities Corp.
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             (Exact name of registrant as specified in its charter)


          Delaware                 333-116258-03             13-3320910
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(State or other jurisdiction    (Commission File No.)       (IRS Employer
    of incorporation)                                     Identification No.)


       11 Madison Avenue, New York, New York                        10010
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      (Address of principal executive offices)                   (Zip Code)


Registrant's Telephone Number, including area code  (212) 325-2000
                                                    ----------------------------


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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01   Other Events.
            -------------

            On December 28, 2004, Credit Suisse First Boston Mortgage Securities Corp. (the "Registrant") issued the Commercial Mortgage Pass-Through Certificates, Series 2004-C5 in twenty-six classes (the "Certificates"). The Class A-1, Class A-2, Class A-3, Class A-AB, Class A-4, Class A-1-A, Class A-J, Class B, Class C and Class D Certificates, with an aggregate principal balance of $1,701,253,000, were sold to Credit Suisse First Boston LLC, McDonald Investments Inc., ABN AMRO Incorporated and J.P. Morgan Securities Inc. (collectively, the "Underwriters") pursuant to an Underwriting Agreement, dated December 16, 2004, between the Registrant and the Underwriters. The Certificates were issued pursuant to a pooling and servicing agreement, dated as of December 1, 2004 (the "Pooling and Servicing Agreement"), by and among the Registrant, as depositor, Wells Fargo Bank, N.A., as trustee, KeyCorp Real Estate Capital Markets, Inc., as master servicer, Lennar Partners, Inc., as special servicer, and LaSalle Bank National Association, as certificate administrator and paying agent, a form of which is filed as Exhibit 4.1. The Certificates represent interests in a trust fund consisting primarily of a pool of fixed rate commercial mortgage loans (the "Mortgage Loans"). The Mortgage Loans were acquired by the Registrant from (1) Column Financial, Inc. (the "Column Mortgage Loan Seller") pursuant to a mortgage loan purchase agreement, dated as of December 1, 2004 (the "Column Mortgage Loan Purchase Agreement"), between the Column Mortgage Loan Seller and the Registrant, a form of which is filed as
Exhibit 4.2, (2) KeyBank National Association (the "KeyBank Mortgage Loan Seller") pursuant to a mortgage loan purchase agreement, dated as of December 1, 2004 (the "KeyBank Mortgage Loan Purchase Agreement"), between the KeyBank Mortgage Loan Seller and the Registrant, a form of which is filed as Exhibit 4.3, (3) LaSalle Bank National Association (the "LaSalle Mortgage Loan Seller") pursuant to a mortgage loan purchase agreement, dated as of December 1, 2004 (the "LaSalle Mortgage Loan Purchase Agreement"), between the LaSalle Mortgage Loan Seller and the Registrant, a form of which is filed as Exhibit 4.4, and (4) Lehman Brothers Holdings Inc. (the "Lehman Mortgage Loan Seller") pursuant to a mortgage loan purchase agreement, dated as of December 1, 2004 (the "Lehman Mortgage Loan Purchase Agreement"), between the Lehman Mortgage Loan Seller and the Registrant, a form of which is filed as Exhibit 4.5.

            Interest on the Certificates will be paid on each Distribution Date (as defined in the Pooling and Servicing Agreement). Monthly payments in reduction of the principal amount of the Certificates will be allocated to the Certificates in accordance with the priorities set forth in the Pooling and Servicing Agreement.

ITEM 9.01  Financial Statements and Exhibits.
           ----------------------------------

(c)   Exhibits

            Exhibit No.             Description
            -----------             -----------

            4.1                     Pooling and Servicing Agreement

            4.2                     Column Mortgage Loan Purchase Agreement

            4.3                     KeyBank Mortgage Loan Purchase Agreement

            4.4                     LaSalle Mortgage Loan Purchase Agreement

            4.5                     Lehman Mortgage Loan Purchase Agreement

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CREDIT SUISSE FIRST BOSTON
                                      MORTGAGE SECURITIES CORP.

Date: January 5, 2005

                                   By:  /s/ Jeffrey Altabef
                                       ------------------------
                                       Name:   Jeffrey Altabef
                                       Title:  Vice President

                                INDEX TO EXHIBITS
                                -----------------

                                                                  Paper (P) or
      Exhibit No.    Description                                  Electronic (E)
      -----------    -----------                                  --------------

      4.1            Pooling and Servicing Agreement                    E

      4.2            Column Mortgage Loan Purchase Agreement            E

      4.3            KeyBank Mortgage Loan Purchase Agreement           E

      4.4            LaSalle Mortgage Loan Purchase Agreement           E

      4.5            Lehman Mortgage Loan Purchase Agreement            E